THE GABELLI GLOBAL UTILITY & INCOME TRUST
Investor Relations Contact: Adam Tokar (914) 457-1079 atokar@gabelli.com

PRESS RELEASE

For Immediate Release

GABELLI GLOBAL UTILITY & INCOME TRUST

RIGHTS OFFERING CONCLUDES

RAISING $9.4 MILLION

Rye, NY – June 30, 2022 – The Board of Trustees of The Gabelli Global Utility & Income Trust (NYSE American: GLU) (the “Fund”) announces the completion of its transferable rights offering (the “Offering” or “Offer”). Preliminary results indicate that the Fund will issue approximately 591,000 common shares, resulting in gross proceeds to the Fund of approximately $9.4 million, assuming the over-subscription privilege is exercised.

Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each share of common stock held by shareholders of record (record date shareholders) as of May 12, 2022. Holders of Rights were entitled to purchase common shares by submitting four Rights and $16.00 for each common share to be purchased (the “subscription price”). The Offer expired at 5:00 PM Eastern Time on June 29, 2022 and the Rights no longer trade on the NYSE American.

Preliminary results indicate that the Fund received total subscriptions of approximately $9.4 million (including over-subscription requests and notices of guaranteed delivery).

The new common shares will be issued on or about June 30, 2022.

Common shares issued as a result of the Offering were not record date shares for the Fund’s monthly distributions paid on May 23, 2022 and June 23, 2022, and were not entitled to receive such distributions.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and additional information about the Fund and the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, please contact the Fund at 800-GABELLI or 914-921-5070.

About The Gabelli Global Utility & Income Trust

The Gabelli Global Utility & Income Trust is a diversified, closed-end management investment company with $162 million in total net assets whose primary investment objective is to seek long-term growth of capital and income by investing primarily in utility companies involved in the generation and distribution of electricity, gas, and water. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).

Investor Relations Contact

Adam Tokar at (914) 457-1079

NYSE American – GLU

CUSIP – 36242L105